UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2009

SheerVision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27629	23-2426437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 Palos Verdes Drive N., Suite 104, Rolling Hills, CA	90274
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 265-8918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

This Form 8-K/A is being filed to furnish the required letters of Miller, Ellin & Company LLP and Rosen Seymour Shapss Martin & Company LLP to the Securities and Exchange Commission, each dated April 24, 2009, in relation to the change in the Registrant’s independent registered public accounting firm, which are attached hereto as Exhibit 16.1 and Exhibit 16.2.

Item 9.01  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

16.1	Letter from Miller, Ellin & Company LLP to the Securities and Exchange Commission, dated April 24, 2009.
16.2	Letter from Rosen Seymour Shapss Martin & Company LLP to the Securities and Exchange Commission, dated April 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2009

SHEERVISION, INC.

By: /s/ Patrick Adams
Name: Patrick Adams
Title: Chief Financial Officer